                                                                   Exhibit 10.10


THE SECURITIES REPRESENTED BY THIS DEBENTURE AND THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THIS NOTE UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

No. ____                                                         U.S.  $________

                                Netgateway, Inc.
               SECURED CONVERTIBLE DEBENTURE DUE DECEMBER 31, 1999

      THIS DEBENTURE is one of a duly authorized issue of Debentures of Netgateway, Inc. , a Nevada corporation having a principal place of business at 300 Oceangate, 5th Floor, Long Beach, California (the "Company"), designated as its Secured Convertible Debentures, Due December 31, 1999 (the "Debentures"), in an aggregate principal amount of up to U.S. $1,000,000.

      FOR VALUE RECEIVED, the Company promises to pay to__________________, or registered assigns (the "Holder"), the principal sum of ______________ Dollars (U.S. $______), on or prior to December 31, 1999 (the "Maturity Date") and to pay interest to the Holder on the principal sum, at the rate per annum equal to the Treasury Rate (as defined below) plus four percent (4.0%), payable quarterly, in arrears. Interest shall accrue daily commencing on the Original Issue Date (as defined in Section 6) until payment in full of the principal sum, together with all accrued and unpaid interest, has been made or duly provided for. Interest shall be calculated on the basis of a 360-day year. Interest due and payable hereunder will be paid on each December 31, March 31, June 30 and September 30 (each, an "Interest Due Date"), and at the Maturity Date, to the person in whose name this Debenture (or one or more predecessor Debentures) is registered on the records of the Company regarding registration and transfers of the Debentures (the "Debenture Register") on the first business day prior to the Interest Due Date or the Maturity Date, as the case may be; provided, however, that the Company's obligation to a transferee of this Debenture arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions. The principal of, and interest on, this Debenture are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, at the address of the Holder last appearing on the Debenture Register. A transfer of the right to receive principal and interest under this Debenture shall be transferable only through an appropriate entry in the Debenture Register as provided herein.

      This Debenture is subject to the following additional provisions:

            Section 1. Amounts. The Debentures are issuable in denominations of Ten Thousand Dollars (U.S.$10,000) and integral multiples of Ten Thousand Dollars (U.S.$10,000) in excess thereof. The Debentures are exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same but shall not be issuable in denominations of less than integral multiplies of Ten Thousand Dollars (U.S.$10,000). No services charge will be made for such registration of transfer or exchange.

            Section 2. Taxes. In the event any interest or principal due hereunder is subject to any withholding tax under the income tax or other applicable laws of the United States, the Company will pay to the Holder, in addition to the payments otherwise due hereunder, such additional amount as is necessary to provide that the net amount actually received by the Holder (free and clear of any such withholding tax, whether assessed against the Company or the Holder) will equal the full amount the Holder would have received had such withholding tax not been assessed.

            Section 3. Securities Act. This Debenture has been issued subject to certain investment representations of the original Holder set forth in a Subscription Agreement and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), including Regulation D promulgated thereunder. Prior to due presentment to the Company for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

            Section 4. Events of Default.

      "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

            (a) any default in the payment of the principal of or interest on this Debenture as and when the same shall become due and payable either at the Maturity Date, by acceleration or otherwise;

            (b) the Company shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach of, this Debenture, and such failure or breach shall not have been remedied within 30 days after the date on which notice of such failure or breach shall have been given;

            (c) the Company or any of its subsidiaries shall commence a voluntary case under the United States Bankruptcy Code as now or hereafter in effect or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Company under the Bankruptcy Code and the petition is not controverted within 30 days, or is not dismissed within 60 days, after commencement of the case; or a "custodian" (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or any substantial part of the property of the Company or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or there is commenced against the Company any such proceeding which remains undismissed for a period of 60 days; or the Company is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing; or

            (d) the Company shall default in any of its obligations under any mortgage, indenture or instrument, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

If any Event of Default occurs and is continuing, and in every such case, then so long as such Event of Default shall then be continuing the Holder may, by notice to the Company, declare the full principal amount of this Debenture, together with all accrued but unpaid interest to the date of acceleration, to be, whereupon the same shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are waived by the Company, notwithstanding anything herein contained to the contrary, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

            Section 5. Conversion.

            (a) This Debenture shall be convertible into shares of Common Stock at the Conversion Ratio, at the option of the Holder in whole or in part at any time after the expiration of 60 days after the Original Issue Date. Any conversion under this Section 5(a) shall be of a minimum principal amount of US$10,000 of Debentures. The Holder shall effect conversions by surrendering the Debentures (or such portions thereof) to be converted to the Company, together with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice") in the manner set forth in Section 5(j). Each Conversion Notice shall specify the principal amount of Debentures to be converted and the date on which such conversion is to be effected (the "Conversion Date"). Subject to Section 5(c), each Conversion Notice, once given, shall be irrevocable. If the Holder is converting less than all of the principal amount represented by the Debenture(s) tendered by the Holder with the Conversion Notice, the Company shall promptly deliver to the Holder a new Debenture for such principal amount as has not been converted.

            (b) Not later than ten Business Days after the Conversion Date, the Company will deliver to the Holder (i) a certificate or certificates containing the restrictive legends and trading restrictions required by law, representing the number of shares of Common Stock being acquired upon the conversion of Debentures and (ii) Debentures in principal amount equal to the principal amount of Debentures not converted; provided, however that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon conversion of any Debentures, until Debentures are either delivered for conversion to the Company or any transfer agent for the Debentures or Common Stock, or the Holder notifies the Company that such Debentures have been lost, stolen or destroyed and provides a bond (or other adequate security reasonably acceptable to the Company) satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. If such certificate or certificates are not delivered by the date required under this Section 5(c), the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the Debentures tendered for conversion. In addition, the Company shall grant to any Holder receiving such Common Stock customary "piggy-back" registration rights.

            (c) (i) The conversion price ("Conversion Price") for each Debenture in effect on any Conversion Date shall be $2.50.

                  (ii) In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then each holder of

Debentures then outstanding shall have the right thereafter to convert such Debentures only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which such Debentures could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 5(c) upon any conversion following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

                  (iii) If:

                        (A) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

                        (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

                        (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                        (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                        (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Debentures, and shall cause to be mailed to the Holder and each other holder of Debentures at their last addresses as it shall appear upon the Debenture Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

            (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of Debentures as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the holders of Debentures, such number of shares of Common Stock as shall be issuable upon the conversion of the aggregate principal amount of all outstanding Debentures. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

            (e) Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Conversion Price at such time. If the Company elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

            (f) The issuance of certificates for shares of Common Stock on conversion of Debentures shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            (g) Debentures converted into Common Stock shall be canceled.

            (h) Each Conversion Notice shall be given by facsimile and by mail, postage prepaid, addressed to the Chief Financial Officer of the Company at the facsimile telephone number and address of the principal place of business of the Company Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 5(h), (ii) five days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

            (i) If (but without any obligation to do so) the Company proposes to register any of its Common Stock under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, or a registration relating to corporate reorganizations or other transactions under Rule 145 of the Act) the Company shall, at such time, promptly give each holder of Debentures that has converted such Debentures into Common Stock (a "Holder") written notice of such registration. Upon the written request of each Holder given within ten (10) days after mailing of such notice by the Company in accordance with Section 5(h) hereof, the Company shall, subject to the provisions of Section 5(k) hereof, cause to be registered under the Act all of the Common Stock issued to such Holder upon conversion of any Debenture (the "Registrable Securities") that each such Holder has requested to be registered.

            (j) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 5(i) hereof for each Holder, including (without limitation) all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities and fees and disbursements of counsel for any or the Holders.

            (k) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under
Section 5(i) hereof to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning, apportionment, for any selling Holder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, shall be deemed to be a single "Selling Holder," any pro rata reduction with respect to such "Selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Selling Holder," as defined in this sentence.

            (l) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of the rights granted any Holder under this Section 5.

            (m) In the event any Registrable Securities are included in a registration statement under this Section 5:

                  (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;

      provided, however, that the indemnity agreement contained in this subsection 5(m)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5(m)(ii), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 5(m)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability (action if such settlement is effected without the consent of the Holder, which consent shall not unreasonably withheld); provided, that, in no event shall any indemnity under this subsection 5(m)(ii) exceed the gross proceeds from the offering received by such Holder.

                  (iii) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5(m), deliver to the indemnifying party a written notice of the commencement thereof, the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense therewith counsel mutually satisfactory to the parties; provided, however, that any indemnified parties (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5(m), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to indemnified party otherwise than under this
      Section 5(m).

                  (iv) The obligations of the Company and Holders under this
      Section 5(m) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 5, and otherwise.

            Section 6. Redemption.

            (a) The Company may prior to Maturity, at its option, redeem all, or from time to time any part, of the Debenture by payment of one hundred one percent (101%) of the outstanding principal thereof, together with accrued interest to the Redemption Date (the "Redemption Price"). Each redemption notice ("Redemption Notice") shall be given by facsimile and by mail, postage prepaid, addressed to each holder of Debentures at the facsimile telephone number and address of such holder appearing on the books of the Company or provided to the Company by such holder for the purpose of such Redemption Notice, or if no such facsimile telephone number or address appears or is so provided, at the principal place of business of the holder.

            (b) In case of any redemption at the election of the Company, the Company shall, at least 30 days prior to the Redemption Date fixed by the Company notify the Holder of such Redemption Date and of the principal amount to be redeemed.

            Each Redemption Notice shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) that on the Redemption Date the Redemption Price will become due and payable upon the Debenture, and that interest thereon shall cease to accrue on said date,

                  (4) the place where such Debenture is to be surrendered for payment of the Redemption Price, which shall be the office or agency of the Company,

                  (5) the current Conversion Price of the Debenture, the place or places where such Debentures may be surrendered for conversion, and shall specify the right to convert the Debenture or portions thereof to be redeemed and that it will terminate on the Redemption Date,

            (c) On the Redemption Date, the Company shall pay the Redemption Price to the Holder.

            (d) A Redemption Notice having been given as aforesaid, the Debenture so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price) such Debenture shall cease to bear interest. Upon surrender of such Debenture for redemption in accordance with said notice, such Debenture shall be paid by the Company at the Redemption Price.

                  If any Debenture call for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Debenture.

            (e) If the Debenture is to be redeemed only in part, it shall be surrendered at the office of the Company and the Company shall execute and deliver to the Holder without service charge, a new Debenture or Debentures, of any authorized denomination as requested by the Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debenture so surrendered.

            (f) Nothing in this Section 6 shall impair the Holder's right to convert this Debenture pursuant to Section 5 prior to the Redemption Date.

            Section 7. Definitions. For the purposes hereof, the following terms shall have the following meanings:

            "Business Day" means any day of the year on which commercial banks are not required or authorized to be closed in Los Angeles, California.

            "Common Stock" means shares now or hereafter authorized of the class of Common Stock, $.001 par value, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

            "Conversion Ratio" means, at any time, a fraction, of which the numerator is the principal amount represented by any Debenture plus accrued but unpaid interest, and of which the denominator is the Conversion Price at such time.

            "Original Issue Date" shall mean the date of the first issuance of this Debenture regardless of the number transfers hereof.

            "Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

            "Redemption Date" means the date fixed by the Company for redemption of the Debenture.

            "Treasury Rate" shall mean the rate of interest payable on a 90-day United States Treasury Bill from time to time

            Section 8. Ranking. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Company. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein

            Section 9. No Rights. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

            Section 10. Lost Debenture. If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

            Section 11. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws thereof.

            Section 12. Notices. All notices or other communications hereunder shall be given, and shall be deemed duly given and received, if given, in the manner set forth in Section 5(h) and 6(a).

            Section 13. Waiver. Any waiver by the Company or the Holder a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

            Section 14. Severability. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

            Section 15. Business Days. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month).

            Section 16. Security. This Debenture is secured by, and entitled to the benefits provided in, that certain Security Agreement entered into by the Company for the benefit of the Holder and each other holder or Debentures.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized as of the date first above indicated.

                                          Netgateway, Inc.


Attest: ________________________          By: __________________________________
                                          Name:  Donald M. Corliss, Jr.
                                          Title: President

EXHIBIT A

NOTICE OF CONVERSION
AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to Convert the Debenture)

The undersigned hereby irrevocably elects to convert the above Debenture No. ___ into shares of Common Stock, par value U.S.$.001 per share (the "Common Stock"), of Netgateway, Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:
                              Date to Effect Conversion

                              __________________________________________________
                              Principal Amount of Debentures to be Converted

                              Applicable Conversion Price

                              Signature

                              __________________________________________________
                              Name:

                              __________________________________________________
                              Address: